UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 27, 2003

                       INTELLIGENT MOTOR CARS GROUP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   333-88952
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                                  File Number


        DELAWARE                                             74-3022293
        --------                                             ----------
(State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                         Identification No.)

2800 W. Cypress Creek Road
Fort Lauderdale, Florida                                     33309
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number  (954) 917-4301
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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)(1)(i) On June 27, 2003, the Registrant advised Malone & Bailey LLC ("M&B") that it was dismissed as the Registrant's independent auditor as of June 27, 2003.

     (a)(ii) M&B's report on the Company's financial statements for the year ended January 31, 2003 was modified by the inclusion of an explanatory paragraph addressing the ability of the Registrant to continue as a going concern. M&B's report did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope, or accounting principles.

     (a)(iii) The decision to change auditors was recommended and unanimously approved by the Board of Directors.

     (a)(iv) During the two most recent fiscal years and through the date of dismissal, there were no disagreements between the Registrant and M&B on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&B, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for such year.

     (a)(2) On June 27, 2003, the Registrant's Board of Directors resolved to retain Rachlin Cohen & Holtz, LLP ("RCH") of Miami, Florida, as its new independent auditor to audit the Registrant's financial statements. Said engagement of RCH was effected through the execution of an engagement letter between the Registrant and RCH.

     (a)(2)(i)(ii) During the Registrant's two most recent fiscal years, and the subsequent period prior to engaging RCH, the Registrant did not consult RCH with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K. RCH is the auditor for the Registrant's operating subsidiary, Intelligent Motor Cars, Inc.

     (a)(3) The Registrant provided M&B with the disclosures required by Item 304(a)(1) of Regulation S-K above on June 30, 2003. The Registrant has requested M&B to furnish it with a letter addressed to the Commission stating whether M&B agrees with the statements made by the Registrant in this current report, and stating the respects in which M&B does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 16.1 Letter from Malone & Bailey, LLC to the Securities and Exchange Commission dated June 30, 2003.



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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Intelligent Motor Cars Group, Inc.
                                    ----------------------------------
                                           (Registrant)



Dated: June 30, 2003.                By:/s/Gerald Scalzo
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                                     Gerald Scalzo, Chief Executive Officer